ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
Supplement dated November 13, 2014,
 to the Prospectus dated April 28, 2014

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective on or about November 14, 2014, the AZL MetWest Total Return Bond Fund will be added as a Fusion Permitted Underlying Investment and will be added to the section “Intermediate-Term Bonds” under the “Information About the Fusion Permitted Underlying Investments” on page 52.

FOFPRO-001-0414

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
Supplement dated November 14, 2014,
to the Statement of Additional Information dated April 28, 2014

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

Effective as of October 21, 2014, Peggy Ettestad has been named Lead Independent Trustee and is no longer a co-chairperson of the Nominating and Corporate Goverance Committee.

*   *   *   *   *
The second and fifth paragraphs under the “Management of the Trust” section on page 38, respectively, are deleted and replaced with the following paragraphs:

The chairman of the Board of Trustees is Brian Muench who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America (“Allianz”) and the Manager. Since October 2014, the Trust has a Lead Independent (non-“interested”) Trustee, who is Peggy Ettestad. The Lead Independent Trustee was established to enable the independent members of the Board of Trustees to have a single point of contact with Fund management and the Manager, to coordinate the independent trustees' control and influence over fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee's responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board of Trustees and with the Chairman; and (iii) conducting evaluations of the members of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.

The independent trustees, through the Lead Independent Trustee, regularly communicate with Brian Muench, President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. The Board of Trustees meets in person approximately five times each year and by telephone at other times. At each in-person meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust.

FOFSAI-001-0414